UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2016

SOUTHERN COMPANY GAS
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

AGL RESOURCES INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2016, the registrant (the “Company”) filed a Certificate of Restatement (the “Certificate”) with the Georgia Secretary of State, to become effective on July 11, 2016. The Certificate amended and restated the Company’s amended and restated articles of incorporation solely to change the Company’s name from “AGL Resources Inc.” to “Southern Company Gas.”  A copy of the Company’s amended and restated articles of incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference in its entirety.

Effective as of July 11, 2016, the Company’s bylaws also were amended and restated in their entirety solely to change the Company’s name from “AGL Resources Inc.” to “Southern Company Gas.” A copy of the Company’s amended and restated bylaws is attached as Exhibit 3.2 hereto and incorporated herein by reference in its entirety.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation of Southern Company Gas.
3.2	Amended and Restated Bylaws of Southern Company Gas.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COMPANY GAS
(Registrant)
Date: July 11, 2016	/s/ Elizabeth W. Reese
Elizabeth W. Reese Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation of Southern Company Gas.
3.2	Amended and Restated Bylaws of Southern Company Gas.

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